                               EXHIBIT 10.11

          The following persons have a percentage benefit multiplier under the Supplemental Executive Retirement Plan (the "Plan") of 2.4% or 2.0%, as indicated below, in lieu of the 1.6% of final average monthly remuneration benefit multiplier described in the Plan:

                   2.4%                           2.0%
             -----------------             ------------------
             Geoffrey B. Bloom             Owen S. Baxter
             Louis A. Dubrow               William J.B. Brown
             Steven M. Duffy               Arthur G. Croci
             V. Dean Estes                 Richard C. DeBlasio
             Stephen L. Gulis, Jr.         John Deem
             Blake W. Krueger              Ted Gedra
             Timothy J. O'Donovan          Blaine C. Jungers
             Robert J. Sedrowski           Thomas P. Mundt
             John Deem                     James Riedy
                                           Dan L. West
                                           Nicholas P. Ottenwess